UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 28, 2005

                        Commission File Number 000-33215

                                EMPS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                                                87-0617371
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(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                           Identification Number)

              2319 Foothill Blvd., Suite 250, Salt Lake City, Utah
              ----------------------------------------------------
                    (Address of principal executive offices)

                                      84109
                                   -----------
                                   (Zip Code)

                                 (801) 746-3700
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                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02 Appointment of New Directors

         In accordance with the Bylaws of the Company and Section 78.335 of the Nevada Revised Statutes, on January 28, 2005, the Board of Directors of the Company appointed Valery P. Tolkachev and James Passin to fill the vacancies on the Company's Board of Directors resulting from an increase in the number of Company directors from three to five as permitted in the Articles of Incorporation and the Bylaws of the Company. Mr. Tolkachev and Mr. Passin will serve as directors of the Company until the next annual meeting of shareholders and their successors are elected. Following is a brief description of the business experience of Mr. Tolkachev and Mr. Passin during the past five years.

         Valery Tolkachev. Since 1999, Mr. Tolkachev has served as a Deputy Director of the Corporate Clients Department for Aton Investment Company in Moscow, Russia. From 1991 to 1999, Mr. Tolkachev served in various positions including, broker, analyst, manager and V.P. of Equities Department at MDM Bank, IncomBank, IncomCapital, Tveruniversalbank and TIRAbrok Company. Mr. Tolkachev graduated with Honors from the High Military School in Kiev, USSR in 1989. He is currently attending the Academy of National Economy, Moscow Law faculty. Mr. Tolkachev is 36 years old. Mr. Tolkachev is also a director of BMB Munai, Inc., a reporting company.

         James Passin. In July 1999, Mr. Passin joined Firebird Management, LLC., as a portfolio manager. In April 2000, he co-founded FGS Advisors, LLC, which is an investment advisor to Firebird Global Master Fund, Ltd. Mr. Passin is 33 years old. Mr. Passin is not a director in any other reporting company.

         Within the past two years, the Company has sold shares of its common stock to Aton International Limited, a company affiliated with Aton Investment Company. Mr. Tolkachev did not receive any compensation in connection with the purchase of these shares.

         Within the past two years, the Company sold shares of its common stock to Firebird Global Master Fund, Ltd. Mr. Passin did not receive any compensation in connection with the purchase of these shares by the respective entities.

         Neither Mr. Tolkachev nor Mr. Passin has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) during the past five years, that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EMPS Corporation



Date: February 2, 2005                     By: /s/ Marat Cherdabayev
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                                              Marat Cherdabayev, Vice President

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